SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

March 13, 2023

Date of Report (Date of earliest event reported)

Zion Oil & Gas, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33228	20-0065053
(Commission File Number)	(IRS Employer Identification No.)

12655 North Central Expressway, Suite 1000, Dallas, TX 75243

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 214-221-4610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 8.01 Other Events.

On March 13, 2023, Zion Oil & Gas, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) an Amendment No. 2 to the Prospectus Supplement dated as of December 15, 2021 (“Original Prospectus Supplement”) and accompanying base prospectus dated December 1, 2021 (collectively, the “Prospectus”) relating to the Company’s Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan” or “DSPP”). The Prospectus forms a part of the Company’s Registration Statement on Form S-3 (File No. 333-261452), as amended, which was declared effective by the SEC on December 15, 2021 (the “Registration Statement”).

An Amendment No. 2 to the Prospectus Supplement is being filed on March 13, 2023. This Amendment No. 2 to Prospectus Supplement amends the Prospectus Supplement. This Amendment No. 2 to Prospectus Supplement should be read in conjunction with the Original Prospectus Supplement, the base Prospectus and Amendment No. 1. This Amendment No. 2 is incorporated by reference into the Original Prospectus Supplement. This Amendment No. 2 is not complete without, and may not be delivered or utilized except in connection with, the Original Prospectus Supplement, including any amendments or supplements thereto.

Amendment No. 2 - New Unit Option under the Unit Program

Under our Plan, we are providing a Unit Option under Amendment No. 2. Our Unit Program consists of the combination of Common Stock and warrants with basic Unit Program features, conditions and terms outlined in the Original Prospectus Supplement and Amendment No. 1. Amendment No. 2 provides the option period, unit price and the determination of the number of shares of Common Stock and warrants per unit. This Unit Option has up to three tranches of investment, in which the second and third tranches are each subject to termination upon a total of $7,500,000 received from participants by the Company during the first or second tranche. The first tranche period begins on March 13, 2023 and terminates on March 26, 2023. The second tranche begins on March 27, 2023 and terminates on April 9, 2023 and the third tranche begins on April 10, 2023 and terminates on April 27, 2023, subject to early termination upon reaching $7,500,000 of funds received from participants by the Company under this Unit Option.

Our Unit Program consists of the combination of Common Stock and warrants with basic Unit Program features, conditions and terms outlined in the Original Prospectus Supplement and Amendment No. 1. Amendment No. 2 provides the option period, unit price and the determination of the number of shares of Common Stock and warrants per unit. This Unit Option begins on March 13, 2023 with the first tranche and is scheduled to terminate on March 26, 2023. The second and third tranches follow upon the dates provided above. The Unit Option consists of Units of our securities where each Unit (priced at $250.00 each) is comprised of (i) a certain number of shares of Common Stock determined by dividing $250.00 (the price of one Unit) by the average of the high and low sale prices of the Company’s publicly traded common stock as reported on the OTCQX on the Unit Purchase Date and (ii) Common Stock purchase warrants to purchase an additional five hundred (500) shares of Common Stock at a per share exercise price of $0.05. The participant’s Plan account will be credited with the number of shares of the Company’s Common Stock and Warrants that are acquired under the Units purchased. Each warrant affords the participant the opportunity to purchase one share of our Common Stock at a warrant exercise price of $0.05. The warrant shall have the Company notation of “ZNWAV” under the first tranche, “ZNWAW” under the second tranche and “ZNWAX” under the third tranche. The warrants will not be registered for trading on the OTCQX or any other stock market or trading market.

Plan participants, who enroll into the Unit Program with the purchase of at least one Unit and enroll in the separate Automatic Monthly Investments (“AMI”) program at a minimum of $50.00 per month, will receive an additional fifty (50) warrants at an exercise price of $0.05 during this Unit Option Program. The fifty (50) additional warrants are for enrolling into the AMI program and shall have the Company notation of “ZNWAY.” Existing subscribers to the AMI are entitled to the additional fifty (50) warrants, if they purchase at least one (1) Unit during the Unit program. Plan participants, who enroll in the AMI at a minimum of $100 per month, will receive one hundred (100) ZNWAY warrants. Plan participants, who enroll in the AMI at a minimum of $250 per month, will receive two hundred and fifty (250) ZNWAY warrants. Plan participants, who enroll in the AMI at a minimum of $500 per month, will receive five hundred (500) ZNWAY warrants. The AMI program requires 90 days of participation to receive the ZNWAY warrants. Existing AMI participants are entitled to participant in this monthly program by increasing their monthly amount above the minimum $50.00 per month.

The ZNWAV warrants will become exercisable on March 31, 2023 and continue to be exercisable through June 28, 2023 at a per share exercise price of $0.05. The ZNWAW warrants will become exercisable on April 14, 2023 and continue to be exercisable through July 13, 2023 at a per share exercise price of $0.05. The ZNWAX warrants will become exercisable on May 2, 2023 and continue to be exercisable through July 31, 2023 at a per share exercise price of $0.05. The ZNWAY warrants will become exercisable on June 12, 2023 and continue to be exercisable through September 10, 2023 at a per share exercise price of $0.05.

Checks, bank wire payments, or electronic bank payments for purchases received by the Plan Agent, or at the offices of the Company, before 4 p.m. (EST) on a business day generally will be recorded as purchased on the same business day (the “Purchase Date”). Checks, bank wire payments, or electronic bank payments for purchases received by the Plan Agent, or at the offices of Company, after 4 p.m. (EST) on a business day generally will be recorded as purchased on the next business day for the Purchase Date. Electronic bank payments are treated as received and recorded on the date of receipt of the funds into the Plan Agent’s or the Company’s bank account. Under the AMI program, all optional cash payments will be invested in our Common Stock on the 20th day of each calendar month and if such day falls on a holiday or a weekend, then on the next trading day.

Accordingly, all references in the Original Prospectus Supplement concerning the Unit Option Program continue, except for the substitution of the Unit Option Program details under Amendment No. 2 and the prior Amendment No. 1. All other Plan features, conditions and terms remain unchanged.

Warrant Agent Agreement

Effective March 13, 2023, the Company executed a Warrant Agent Agreement with AST as the Warrant Agent (Exhibit 4.11) below, for the warrants notated as ZNWAV, ZNWAW, ZNWAX and ZNWAY under the Unit Option Program beginning March 13, 2023 as described under Amendment No. 2.

The Company is filing the items included in Exhibits 4.10 and 4.11 to this Current Report on Form 8-K, each of which relates to the above Registration Statement, for the purpose of incorporating such items as exhibits to the Registration Statement for the DSPP Unit Option Program beginning March 13, 2023.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 4.10 -	Form of Warrant included in the Unit Option Program (new warrants ZNWAV, ZNWAW, ZNWAX, ZNWAY), Annex B under the Prospectus Supplement

Exhibit 4.11 -	Warrant Agent Agreement effective March 13, 2023 between Zion Oil & Gas, Inc. and American Stock Transfer & Trust Company, LLC, as Warrant Agent

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Zion Oil and Gas, Inc.

Date: March 13, 2023	By:	/s/ Robert Dunn
Robert Dunn
Chief Executive Officer

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